T·REXOIL
T-REX OIL INC.

Investor Presentation

November 2016

OTCQB: TRXO

Cautionary Statements

Certain statements made in this presentation may constitute forward-looking statements made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties and such factors as described in the Company's filings with the U.S. Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward looking statement due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

Company Overview

T-Rex Oil, Inc. is an oil and gas E&P focused in Wyoming, the historical area of operations for its management. Through acquisitions the Company is growing production, creating value through operational efficiencies & field improvements. T-Rex is capitalizing on depressed commodity prices, building a strong asset base which later can be further exploited employing Enhanced Oil Recovery (EOR) methods.



Corporate Profile	
OTCQB	TRXO
Share Price (11/11/16)	$1.00
Market Capitalization	$17.18 M
Shares Outstanding	17.18 M
Insider Ownership	18.34%

Investment Highlights

- Rocky Mountain focus, currently Natrona and Converse Counties, Wyoming.
  - 26 Producing Wells, with ~91 BOPD
  - ~27,000 gross acres of leasehold acres
- Immediate low risk enhancement opportunities. Wells employing conventional practices, with low operating costs
  - Repair and reactivation
  - Re-perforation; re-stimulation; recompletion
  - Pump and surface equipment repair
- Deep rights and thorough 3-D re-evaluation provide for near term value increase
- Experienced management team with 100 years of combined experience in the region.



MONTANA
IDAHO
SOUTH DAKOTA
NEBRASKA
UTAH
COLORADO
PARK
Cody
BIG HORN
Basin
SHERIDAN
Sheridan
CAMPBELL
Gillette
CROOK
Sundance
JOHNSON
Buffalo
WASHAKIE
Worland
HOT SPRINGS
Thermopolis
TETON
Jackson
WESTON
Newcastle
FREMONT
Lander
NATRONA
Casper
CONVERSE
Douglas
NIOBRARA
Lusk
Pinedale
SUBLETTE
LINCOLN
Kemmerer
SWEETWATER
Green River
CARBON
Rawlins
PLATTE
Wheatland
ALBANY
Laramie
LARAMIE
Cheyenne
UINTA
Evanston
WYOMING
CITIES
State capitals
County seats
BOUNDARIES
State
County
©1998, Encyclopædia Britannica, Inc.

Recent Developments

T·REXOIL
T·REX OIL INC.

- Cole Creek Field Acquired-Potential 25MM BO recoverable-Primary, Secondary & EOR-From NITEC & NETL Recovery Percentages
- Recently Reprocessed 3D Seismic Data-Identifying new drilling objectives
- 56 PUDS Identified-Second Frontier
- In-Fill Drilling Objectives Identified
- Re-Complete Targets Identified-Shallow

Executive Summary

T·REXOIL
T·REX OIL INC.

- Within Wyoming there are several fields that have been neglected by an operator or shut in and technology is now available to further production and develop economically.
- T-Rex targets these assets, identifying simple field enhancement opportunities that, coupled with low cost operating, proves economic in a lower commodity price environment.
- The Company has accumulated conventional oil properties centralized in the Powder River Basin that offer a combination of low operating costs and low risk development potential in the producing formation.
- Further potential exists for high impact production opportunities in additional deeper, undeveloped formation:





Wyoming | Resource Rich History

- Wyoming has been a center for oil & gas exploration for over 131 years, with its first well drilled southeast of Lander in 1884[1].
- Wyoming has produced more than 7 billion barrels of oil from 1,237 producing fields with the top 400 fields producing 97.7% of the total produced oil, or 6.9 billion barrels of oil[2].
- According to the U.S. Energy Information Administration, Wyoming supplies more energy to other states and has more producing federal oil and natural gas leases than any other state[3].
- Wyoming was ranked as the 9th largest U.S. state in terms of crude oil production and 5th largest U.S. state in terms of natural gas production[4].

The State of Wyoming supplies more energy to other states and has more producing federal oil and natural gas leases than any other state[3].



(1) 2015 Petroleum Association of Wyoming Facts and Figures.
(2) 2007 study from the Enhanced Oil Recovery Institute at the University of Wyoming.
(3) Energy Information Administration, December 4, 2014.
(4) Research Report published by the Independent Petroleum Association of America (November 2014).

Wyoming | Oil Production

T-REXOIL
T-REX OIL INC.

Historical Oil Production



MMBo
90
80
70
60
50
40
30
20
10
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Top Ten Operators | 2015

Company	Total Permit	CBM	Conventional [1]
Anadarko E&P Onshore LLc	1,643	132	1,511
EOG Resources Inc.	1,292	0	1,292
World Energy Partners	357	0	357
Anschutz Oil Company LLC	321	0	321
Rki Exploration & Production LLC	316	0	316
Peak Powder River Resources LLC	277	0	277
FH Petroleum Corp.	272	0	272
Devon Energy Production Company	268	0	268
SM Energy Company	215	0	215
Jonah Energy LLC	163	0	163

Source: Wyoming Oil and Gas Conservation Commission.
(1) Operated Wells.

Major Basins by Production



Overthrust Belt 15%
Powder River 24%
Greater Green River 48%
Wind River 8%
Bighorn 3%
Denver-Cheyenne 2%

Analogous Fields on Trend

Salt Creek

- Current Production | 13,000 BOEPD ($C0_2$ Flood)
- Wells drilled | 4,769
- 1.8 billion OOIP | Cumulative Production 723 million BO
- 40% Current Recovery Factor
- Operated | FDL Operating

Teapot Dome

- Current Production | 321 BOEPD
- Wells drilled | 1,395
- 132.8 million OOIP | Cumulative Production 33.2 million BO
- 25% Current Recovery Factor
- Operated | Stranded Oil Resources Corp

South Cole Creek

- Current Production | 42 BOEPD
- Wells drilled | 70
- 50 million OOIP | Cumulative Production 17.3 million BO
- 34% Current Recovery Factor
- Operated | Big Muddy Operations

Big Muddy Structure

- Current Production | 117 BOEPD
- Wells drilled | 1,064
- 558 million OOIP | Cumulative Production 136 million BO
- 24% Current Recovery Factor
- Operated | Big Muddy Operations


Salt Creek
Teapot Dome
Salt Creek / Big Muddy Trend
Burke Ranch
Cole Creek
South Cole Creek
Casper
Big Muddy
East Big Muddy
South Glenrock A
Dave Johnson Power Plant
South Glenrock B
South Glenrock C

Operations

This area has potential for primary, secondary and in some cases tertiary recovery results.

The first assets in this trend have been acquired. The Company currently operates the Burke Ranch and Cole Creek Fields.

There are several enhancements identified to increase production as follows:

- Well recompletion
- Stimulation activities
- Pressure maintenance improvement
- Down spacing
- Enhanced recovery
- Reprocessing 3-D Seismic Data
- Developing additional formations behind pipe


Salt Creek
Teapot Dome
Salt Creek / Big Muddy Trend
Burke Ranch
Cole Creek
South Cole Creek
East Big Muddy
South Glenrock A
Casper
Big Muddy
Dave Johnson Power Plant
South Glenrock B

Cole Creek

Current Status

- 13,846 acres
- Current Production Bbls from 21 wells
- 78 million BO OOIP
- Cumulative Production – 18 million BO
- Historical Wells drilled 117
- Primary Production – 19.9% OOIP
- Secondary Production – 9.3% OOIP
- CO_2 potential – 25.8% recovery factor
- 38 sq. miles 3-D Seismic (2005 vintage)
- 100% Working Interest, 80% NRI

(All Key Acreage in the Unit, except 17.5% of the Shannon)

2016 Operational Plan

- Field Enhancement
- Reprocess 3-D Seismic
- Balance of Asset Purchase



Cole Creek 3D Outline
OWC
Cole Creek Unit
35N/77W

Increase of Existing Production

Management has developed an improvement program that positions T-Rex to take advantage of current economic opportunities.

- Rework and recompletion of 7 existing wells
- Drilling new wells in 2017 after re-processing existing 3-D Seismic



F48-16S
CC 5-22
CC 11-22
CC 4-27
F32-27P
42X-26G



Cole Creek Field
13,400 Acres
900 Ft Closure
78,000,000 OOIP
18,000,000 CUM Production
Seven Cross 21-9
F48-16S
CC 5-22
CC 11-22
CC 4-27
F32-27P
42X-26G
Casper 12 Miles
Re-Completion Candidates
T-Rex Oil, Inc.
Cole Creek Oil Field
Top Fall River Formation Structure
Contour Interval = 50 feet

Near Term Objective to Increase Production to 500-1000 bbls a day by mid-2017

By acquiring Cole Creek in January 2016, T-REX fundamentally changed its near term ability to substantially increase production by mid-year 2017

- Seven existing well bores are planned to be recompleted by mid-summer of 2017 dependent upon the availability of capital
- We recently acquired a Schlumberger Formation evaluation indicating the first Frontier formation showing a 72 foot section of oil saturated sand and in conjunction with that the prior operator obtained a core sample verifying the existence of oil in that zone.
- We believe that dependent on the risks associated with the successful recompletions, that these seven wells have the potential of increasing our production to approximately 500 bbls a day.
- We additionally plan to drill one, or more new wells on the Cole Creek property into a historically productive formation where we have the potential to obtain production that would open up an entirely new zone that could be significant.

Near Term Development Locations and Historical Production

T-REXOIL
T-REX OIL INC.


Structure - Top Dakota
CI = 50'
West Development Area
PROPOSED LOCATION
Convert to Water Injection
COLE CREEK UNIT
DAKOTA-GOODSTEIN
F14-22
ARMAGOST
44-20
COLE CREEK FEDERAL
ARMAGOST FEDERAL
MOBIL GOODSTEN
CAMPBELL
FEDERAL
COLE CREEK FEDERAL
EVANS
32-27P
GOVT
41-27
GOVT
21-26G
UNIT
43-27
UNIT
34-27P
GOODSTEIN SMITH
14-26
SMITH
11-34
28,854 BO
149,856 BO
3,565 BO
231,447 BO
174,677 BO
162,523 BO
54,002 Kd
315,710 Kd
144,956 BO
1,142,843 BO Kd
242,290 Kd
613,394 BO
73,600 BO
255,942 BO
604,024 BO
678,364 Kd
370,115 Kd
29,229 BO
Natrona County, Wyoming
R77W
Cumulative Production per horizon
Yellow = Kd
Green = Shannon
Red = Kf2

T-Rex Oil, Inc.

Dakota Channel

O = Kd Development Locations

“The String of Pearls Trend”

The Company has focused its activities in Eastern Wyoming along the Salt Creek / Big Muddy trend in the Powder River Basin.

The trend starts with the Salt Creek field in Natrona County, and stretches 54 miles to the South Glenrock field in Converse County. The Company refers to these properties as the *“String of Pearls”*.



Wyoming
Salt Creek
Teapot Dome
Salt Creek / Big Muddy Trend
Burke Ranch
Cole Creek
South Cole Creek
Casper
Big Muddy
East Big Muddy
South Glenrock A
Dave Johnson Power Plant
South Glenrock B
South Glenrock C

A Strong Asset Base

T·REXOIL
T-REX OIL INC.

Cole Creek (Owned and Operated)
- Current Production |86 BOEPD
- Historical Wells drilled | 117
- 78 million OOIP | Cumulative Production 18 million BO
- 23.8% Current Recovery Factor (% of OOIP)
- Operated | Terex Energy Corporation
- Wells Operated | 21

Burke Ranch (Owned and Operated)
- Current Production | 16 BOEPM (June 2016)
- Historical Wells drilled | 45
- 16.3 million OOIP | Cumulative Production 6.5 million BO
- 39% Current Recovery Factor (% of OOIP)
- Operated | Terex Energy Corporation
- Wells Operated | 5



Salt Creek
Teapot Dome
Salt Creek / Big Muddy Trend
Burke Ranch
Cole Creek
South Cole Creek
Casper
Big Muddy
East Big Muddy
South Glenrock A
Dave Johnson Power Plant
South Glenrock B

Burke Ranch

Current Status

- 7,386 acres
- Current Production - 16 BOEPM in June 2016
- 16.3 million OOIP
- Cumulative Production – 6.5 million BO
- Historical Wells drilled 45
- Primary Production - 20% recovery factor
- Secondary Production - 19% recovery factor
- CO_2 potential – 21% recovery factor
- 100% Working Interest, 79% NRI

Current Operational Plan

- Field Enhancement
- Shoot 3-D Seismic to determine new drilling locations and identify high probability recompletions.





Management Team & Directors

T-REXOIL
T-REX OIL INC.

Donald Walford Chairman & CEO	Mr. Walford has 46 years of business experience. He was the founder and CEO of Terex Energy Corporation, prior to its merger with T-Rex Oil Inc. Mr. Walford has served as the CEO of Three Forks during 2013 and 2014, and also served as the VP and CEO of Gulfstar Energy Corp from 2011 through 2012. Mr. Walford serves as a director of Nexfuels, Inc.
Allen Heim VP of Operations & Director	Mr. Heim has 30 + year career to a variety of oil field disciplines, and highly experienced in location construction of oil well properties, pumping, well ops, directional drilling and frac operations. Mr. Heim has had control positions in more than 300 wells with locations in Southwestern Wyoming and Western Nebraska.
Martin Gottlob VP of Geology & Director	Mr. Gottlob is highly experienced Rocky Mountain geologist, oil finder, driller and operator of oil and gas wells. Mr. Gottlob has been responsible for most phases of multiple significant field discoveries in Colorado, Wyoming and Nebraska.
Andrew Vanderploeg Director	Mr. Vanderploeg, has over forty-five years of experience in the securities industry where he has worked as a broker, a regulator and a securities trader. He was licensed as a securities broker in 1967. From 1992 through his retirement in 2012, he worked as a securities broker dealer with Wilson Davis & Co., where he was the Denver branch manager and an over-the-counter securities trader. Since then he has managed his personal investments.
Herbert Sears Director	Mr. Sears is an attorney with 40 years of domestic and international experience related to energy and technology projects. He served as VP and Counsel to Stone & Webster Engineering Corporation, General Counsel to Badger Engineers, a leader in the petrochemical industry; International Counsel to Washington Group, a global Engineering and Construction organization; Chairman to General Environmental Corporation; and General Counsel to Seaflow Systems. In 2000, Sears formed Sears & Associates, a business and legal consulting firm which advises owners and engineering companies. Mr. Sears serves as a director of Nexfuels, Inc.

Contact

T·REXOIL
T-REX OIL INC.

www.t-rexoilinc.com

520 Zang Street, Suite 250
Broomfield, CO 80021
720-502-4483

Donald Walford
CEO/President